UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

  June 7, 2023
Date of Report (date of earliest event reported)

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OpGen, Inc.

(Exact name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification Number)

9717 Key West Ave, Suite 100
Rockville, MD 20850
(Address of principal executive offices)(Zip code)

(301) 869-9683
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OPGN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.

On June 7, 2023, OpGen, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the total number of shares represented in person or by proxy was 1,968,200 of the 5,514,449 shares of common stock outstanding and entitled to vote at the Annual Meeting as of the record date, April 12, 2023. The following matters were voted upon at the Annual Meeting:

1. Proposal 1 - Election of Directors. The election of the following named persons to serve as directors of the Company until the 2024 Annual Meeting of Stockholders or until their successors are elected and qualified. The votes cast were as follows:

Nominee	For	Vote Withheld	Broker Non-Votes
William E. Rhodes, III	243,133	382,016	1,343,051
Mario Crovetto	250,803	374,346	1,343,051
R. Donald Elsey	247,334	377,815	1,343,051
Prabhavathi Fernandes, Ph.D.	247,589	377,560	1,343,051
Oliver Schacht, Ph.D.	222,773	402,376	1,343,051
Yvonne Schlaeppi	293,577	331,572	1,343,051

2. Proposal 2 - Advisory Vote on Executive Compensation (Say on Pay). On a non-binding advisory basis, the Company's stockholders did not approve the compensation of the Company's named executive officers for 2022, based on the following voting results:

190,077 votes	FOR the proposal
420,856 votes	AGAINST the proposal
14,216 votes	ABSTAIN
1,343,051 votes	Broker Non-Votes

3. Proposal 3 - Ratification of Independent Accounting Firm. The Company’s stockholders ratified the appointment of UHY LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023, based on the following voting results:

1,347,326 votes	FOR the proposal
337,259 votes	AGAINST the proposal
283,615 votes	ABSTAIN
0 votes	Broker Non-Votes

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 7, 2023	OpGen, Inc.

	By:	/s/ Oliver Schacht
		Name:	Oliver Schacht
		Title:	Chief Executive Officer